UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                     --------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                  April 7, 2004
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                                (Date of Report)

                                   ITRON, INC.
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               (Exact Name of Registrant as Specified in Charter)


          Washington                  000-22418               91-1011792
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  (State or Other Jurisdiction  (Commission File No.)       (IRS Employer
       of Incorporation)                                  Identification No.)

                       ITRON, INC. INCENTIVE SAVINGS PLAN
                      ------------------------------------
                            (Full title of the plan)

                    2818 N. Sullivan Road, Spokane, WA 99216
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          (Address of Principal Executive Offices, including Zip Code)

                                 (509) 924-9900
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              (Registrant's Telephone Number, Including Area Code)

                                      None
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          (Former Name or Former Address, if Changed Since Last Report)

Item 4.  Changes In Registrant's Certifying Accountant.

        On April 2, 2004, Itron, Inc. Incentive Savings Plan (the Plan), acting with authority from its Administrative Fiduciary Committee dismissed Berreth, Lochmiller and Associates PLLC as the Plan's independent accountants, effective immediately.

        Berreth, Lochmiller and Associates PLLC's reports on the Plan's financial statements as of and for the years ended December 31, 2002 and 2001 contained no adverse opinion or a disclaimer opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles, except as permitted by CFR2520.103-8 of the Department of Labor's Rules and Regulations for Reporting and Disclosure under the Employee Retirement Income Security Act of 1974.

        There have been no disagreements with Berreth, Lochmiller and Associates PLLC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure. A letter from Berreth, Lochmiller and Associates PLLC is attached as Exhibit 16.

        During the years ended December 31, 2002 and 2001, and through the date of this Form 8-K, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).

        On April 6, 2004, the Plan engaged the accounting firm of Moss Adams LLP as its new independent accountants for the year ended December 31, 2003. During the years ended December 31, 2002 and 2001, or the subsequent interim period through April 6, 2004, the Plan did not consult with Moss Adams LLP regarding: (i) the application of accounting principles to a specified transaction either completed or proposed; (ii) the type of audit opinion that might be rendered on the Plan's financial statements; or (iii) any matter that was the subject of a disagreement with the Plan's former accountants or a reportable event (as contemplated by Item 304 of Regulation S-K).

Item 7.  Financial Statements and Exhibits.

(a)     Not applicable.
(b)     Not applicable.
(c)     Exhibits.

         Exhibit 16. Letter from Berreth, Lochmiller and Associates PLLC dated April 6, 2004, attached to this report.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                      ITRON, INC.

Dated:  April 7, 2004         By:  /s/ DAVID G. REMINGTON
                                   ----------------------
                                      David G. Remington
                                      Vice President and Chief Financial Officer